SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 17, 2003

SONICWALL, INC.

(Exact name of registrant as specified in its charter)

California	000-27723	77-0270079
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1143 Borregas Avenue

Sunnyvale, California 94089

(408) 745-9600

(Address, including zip code and telephone number, of principal executive offices)

ITEM 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits

The following exhibit is filed herewith:

Exhibit Number	Description
99.1	Text of press release issued by SonicWALL, Inc., dated July 17, 2003

ITEM 9.	REGULATION FD DISCLOSURE

In accordance with Securities and Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under Item 12, “Results of Operations and Financial Condition,” is instead being furnished under Item 9, “Regulation FD Disclosure.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. SonicWALL is making reference to non-GAAP financial information in both the press release and the conference call.

On July 17, 2003, SonicWALL, Inc. (“SonicWALL”) issued a press release regarding SonicWALL’s financial results for its second fiscal quarter ended June 30, 2003. The full text of SonicWALL’s press release, together with the related Consolidated Statements of Operations, Pro Forma Consolidated Statements of Operations and Balance Sheets, are attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONICWALL, INC

By:	/s/ MICHAEL J. SHERIDAN
Michael J. Sheridan
Senior Vice President of Strategy, and Chief Financial Officer

Dated: July 17, 2003

EXHIBIT INDEX

Exhibit Number	Description
99.1	Text of press release issued by SonicWALL, Inc., dated July 17, 2003, titled “SonicWALL Reports Second Quarter 2003 Financial Results,” together with related Consolidated Statements of Operations, Pro Forma Consolidated Statements of Operations and Balance Sheets